UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 1, 2019

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

Iowa	001-05128	42-0410230
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1716 Locust Street,	Des Moines,	Iowa	50309-3023
(Address of principal executive offices)			(ZIP Code)

Registrant’s telephone number, including area code:	(515)	284-3000
Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1	MDP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)
On October 1, 2019, Joseph Ceryanec, Chief Financial Officer of Meredith Corporation (the Company), informed the Company of his intention to retire as Chief Financial Officer in early calendar year 2020.

A copy of the related press release is furnished as Exhibit 99 hereto and is incorporated by reference herein.

(e)
In connection with Mr. Ceryanec’s anticipated retirement, on October 1, 2019, the Company and Mr. Ceryanec entered into a retention letter agreement (the Retention Agreement) providing for Mr. Ceryanec’s continued employment through January 31, 2020, or such other date as the parties may agree upon (the Retention Period). During the Retention Period, Mr. Ceryanec will continue in his role as Chief Financial Officer.

Pursuant to the Retention Agreement, at the end of the Retention Period, Mr. Ceryanec will be eligible to receive the benefits set forth in Section 5.2 of his employment agreement entered into on May 13, 2015. In addition, Mr. Ceryanec will be eligible to receive the annual incentive payment at target for full fiscal year 2020, 12 months of career transition services, and COBRA reimbursements for an 18 month period. These and other terms of Mr. Ceryanec’s retirement are subject to certain conditions, including Mr. Ceryanec’s execution and non-revocation of a separation agreement containing a general release of claims in favor of the Company.

The foregoing description of the Retention Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Retention Agreement to be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	99	Press release dated October 1, 2019
	104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION
Registrant

/s/ Steven M. Cappaert
Steven M. Cappaert
SVP Controller

Date: October 1, 2019